Exhibit 10.3
AMENDMENT TO KAUFMAN AND BROAD, INC.
EXECUTIVE DEFERRED COMPENSATION PLAN
     The Kaufman and Broad, Inc. Executive Deferred Compensation Plan, effective as of July 11, 1985 (the “Plan”), is hereby amended by KB HOME, a Delaware corporation (the “Company”), effective January 1, 2009, in the following manner, in accordance with Section 12(a) of the Plan. This Amendment shall only apply with respect to amounts earned or vested on and after January 1, 2005.
1. Section 1 of the Plan shall be amended by adding the following at the end thereof:
     “This Plan is intended to comply with all applicable law, including Section 409A, related Treasury guidance and regulations, and the transition relief provided in IRS Notice 2007-86, 2007-46 I.R.B. 990, and shall be operated and interpreted in accordance with this intention. Notwithstanding the preceding sentence, Section 409A shall not apply with respect to amounts earned and vested prior to January 1, 2005 (“Grandfathered Amounts”).”
2. Subsection 2(n) of the Plan shall be amended by adding the following at the end thereof:
     “In the case of amounts that are not Grandfathered Amounts, Early Retirement Date means attainment of age 50 and completion of ten (10) years of continuous employment with Employer.”
3. Subsection 2(r) of the Plan shall be amended by adding the following at the end thereof:
     “In the case of amounts that are not Grandfathered Amounts, Normal Retirement Date means attainment of age 65, unless the Executive attains age 60 and completes ten (10) years of continuous employment with Employer.”
4. Section 3 of the Plan shall be amended and restated by replacing Subsections (a) through (e) with the following and relettering Subsection (f) as (b):
     “(a) No Further Deferrals:
     No further deferrals or contributions shall be permitted effective January 1, 2009.”
5. Subsection 4(a) of the Plan shall be amended by adding the following at the end thereof:
     “Notwithstanding the foregoing, in the case of amounts that are not Grandfathered Amounts, a Participant who separates from service on his Normal Retirement Date shall be entitled to a Retirement Income Benefit commencing at his Normal Retirement Date consisting of equal monthly payments over 20 years or, in the case of Retirement Income Benefits commencing prior to January 1, 2009, the remaining term of such payments as of such date.”
6. Subsection 4(b)(i) of the Plan shall be amended by adding the following at the end thereof:

     “Notwithstanding the foregoing, in the case of amounts that are not Grandfathered Amounts, a Participant who separates from service prior to his Normal Retirement Date, but on or after his Early Retirement Date shall be entitled to a Retirement Income Benefit commencing on his Normal Retirement Date, consisting of equal monthly payments over 20 years or, in the case of Retirement Income Benefits commencing prior to January 1, 2009, the remaining term of such payments as of such date.”
7. Subsection 4(c) of the Plan shall be amended by adding the following at the end thereof:
     “Notwithstanding the foregoing, in the case of amounts that are not Grandfathered Amounts, a Participant who separates from service after his Normal Retirement Date shall be entitled to a Retirement Income Benefit commencing on the first day of the month after his separation from service consisting of equal monthly payments over 20 years or, in the case of Retirement Income Benefits commencing prior to January 1, 2009, the remaining term of such payments as of such date. Retirement Income Benefits shall be determined using the balance in his Account as of his separation from service in lieu of the balance as of his Normal Retirement Date.”
8. Subsections 4(b)(ii), (d), (e) and (f) of the Plan shall each be amended by adding the following at the end thereof:
     “Notwithstanding the foregoing, this subsection shall not apply with respect to amounts that are not Grandfathered Amounts.”
9. Subsection 4(g) of the Plan shall be amended by adding the following at the end thereof:
     “Notwithstanding the foregoing, in the case of amounts that are not Grandfathered Amounts, such amounts shall be paid in a lump sum within 60 days of a Change in Control. For purposes of the preceding sentence, a “Change in Control” shall mean the occurrence of a “change in the ownership,” a “change in the effective control” or a “change in the ownership of a substantial portion of the assets” of a corporation, as determined in accordance with this Subsection.
     In order for an event described below to constitute a Change in Control with respect to a Participant, except as otherwise provided in part (II)(B) of this subsection, the applicable event must relate to the corporation for which the Participant is providing services, the corporation that is liable for payment of the Participant’s Account Balance (or all corporations liable for payment if more than one), as identified by the Committee in accordance with Section 1.409A-3(i)(5)(ii)(A)(2) of the Treasury Regulations, or such other corporation identified by the Committee in accordance with Section 1.409A-3(i)(5)(ii)(A)(3) of the Treasury Regulations.
     In determining whether an event shall be considered a “change in the ownership,” a “change in the effective control” or a “change in the ownership of a substantial portion of the assets” of a corporation, the following provisions shall apply:

     (I) A “change in the ownership” of the applicable corporation shall occur on the date on which any one person, or more than one person acting as a group, acquires ownership of stock of such corporation that, together with stock held by such person or group, constitutes more than 50% of the total fair market value or total voting power of the stock of such corporation, as determined in accordance with Section 1.409A-3(i)(5)(v) of the Treasury Regulations. If a person or group is considered either to own more than 50% of the total fair market value or total voting power of the stock of such corporation, or to have effective control of such corporation within the meaning of part (II) of this subsection, and such person or group acquires additional stock of such corporation, the acquisition of additional stock by such person or group shall not be considered to cause a “change in the ownership” of such corporation.
     (II) A “change in the effective control” of the applicable corporation shall occur on either of the following dates:
          (A) The date on which any one person, or more than one person acting as a group, acquires (or has acquired during the 12-month period ending on the date of the most recent acquisition by such person or persons) ownership of stock of such corporation possessing 30% or more of the total voting power of the stock of such corporation, as determined in accordance with Section 1.409A-3(i)(5)(vi) of the Treasury Regulations. If a person or group is considered to possess 30% or more of the total voting power of the stock of a corporation, and such person or group acquires additional stock of such corporation, the acquisition of additional stock by such person or group shall not be considered to cause a “change in the effective control” of such corporation; or
          (B) The date on which a majority of the members of the applicable corporation’s board of directors is replaced during any 12-month period by directors whose appointment or election is not endorsed by a majority of the members of such corporation’s board of directors before the date of the appointment or election, as determined in accordance with Section 1.409A-3(i)(5)(vi) of the Treasury Regulations. In determining whether the event described in the preceding sentence has occurred, the applicable corporation to which the event must relate shall only include a corporation identified in accordance with Section 1.409A-3(i)(5)(ii) of the Treasury Regulations for which no other corporation is a majority shareholder.
     (III) A “change in the ownership of a substantial portion of the assets” of the applicable corporation shall occur on the date on which any one person, or more than one person acting as a group, acquires (or has acquired during the 12-month period ending on the date of the most recent acquisition by such person or persons) assets from the corporation that have a total gross fair market value equal to or more than 40% of the total gross fair market value of all of the assets of the corporation immediately before such acquisition or acquisitions, as determined in accordance with Section 1.409A-3(i)(5)(vii) of the Treasury Regulations. A transfer of assets shall not be treated as a “change in the ownership of a substantial portion of the assets” when such transfer is made to an entity that is controlled by the shareholders of the transferor corporation, as determined in accordance with Section 1.409A-3(i)(5)(vii)(B) of the Treasury Regulations.
10. Subsection 5(a) shall be amended by adding the following at the end thereof:
     “Notwithstanding the foregoing, in the case of amounts that are not Grandfathered Amounts, the benefit shall be paid in a lump sum within 60 days of the Participant’s death.”
11. Subsection 5(b) shall be amended by adding the following at the end thereof:
     “Notwithstanding the foregoing, this subsection shall not apply with respect to amounts that are not Grandfathered Amounts.”
12. Subsections 8(b), (c) and (d) of the Plan shall each be amended by adding the following at the end thereof:
     “Notwithstanding the foregoing, this subsection shall not apply with respect to amounts that are not Grandfathered Amounts.”
13. Subsections 12(b) and (c) of the Plan shall each be amended by adding the following at the end thereof:
     “Notwithstanding the foregoing, this subsection shall not apply with respect to amounts that are not Grandfathered Amounts.”
14. A new Subsection 12(d) shall be added to the Plan, which shall read in its entirety as follows:
     “(d) Notwithstanding anything to the contrary in this Plan, the Plan shall terminate with respect to the Participant, and the Company shall have no further obligations hereunder, upon payment by the Company of all payments to which the Participant or his Beneficiary shall be entitled pursuant to Sections 4 and 6 of the Plan, and any Benefit Agreement entered into by the Company and the Participant shall have no further force or effect.”
15. A new Section 14 shall be added to the Plan, which shall read in its entirety as follows:
     “14. Section 409A.
     In the case of amounts that are not Grandfathered Amounts, this Plan shall be interpreted, construed and administered in a manner that satisfies the requirements of Section 409A. Each of the payments under this Plan shall be considered a separate payment for purposes of Section 409A. Notwithstanding any provision to the contrary in the Plan, if a Participant is a “specified employee” at the time of his separation from service within the meaning of Section 409A, and if any payment or benefit payable pursuant to the Plan would subject such Participant to any tax, interest or penalty imposed under Section 409A if such payment or benefit were paid within six months of the Participant’s separation from service, then each such payment or benefit that would otherwise have been payable within the first six months following the Participant’s separation from service shall be accumulated and shall be paid on the first day of the calendar month that begins at least six months after the Participant’s separation from service, or if earlier, on the date of the Participant’s death. For purposes of the preceding sentence, “specified employee” means a “key employee” (as defined under Section 416(i) of the Code without regard to paragraph (5) thereof) for the applicable period, as determined annually by the Committee in accordance with the methodology specified by resolution of the Board or the Management Development and Compensation Committee of the Board and in accordance with Section 1.409A-1(i) of the Treasury Regulations.”